SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 1996


                               DeNovo Corporation
             (Exact name of registrant as specified in its charter)


Ontario, Canada                     0-16355                   98-0082860
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)           Identification No.)


               214 Brazilian Ave., Suite 300, Palm Beach, FL 33480
            (Address of principal executive offices)  (Zip Code)

                                 (561) 659-0121
               Registrant's telephone number, including area code


                                       ---
         (Former name or former address, if changed since last report.)






Total Number of Pages:
Exhibit Index appears on page:  3

Item 2. Acquisition or Disposition of Assets.

      On September 6, 1996, the Registrant's wholly-owned subsidiary, Firestone Publishing, Inc. ("Firestone"), completed the purchase of substantially all the assets of Dugent Publishing Corp., a Florida corporation ("Dugent" or the "Seller") which publishes four lifestyle magazines. Firestone paid
$1,000,000 toward the purchase on July 18, 1996, and completed the purchase on September 6, 1996 by paying an additional $2,023,054.79 and executing and delivering a secured promissory note in the amount of $4,000,000. The purchased assets consist of intellectual property including trademarks, fixed assets, and contract rights. Additionally, net cash flow from operations of Dugent from July 18, 1996 through September 6, 1996 was segregated in the accounting records and included in the purchase of assets, as was the taxable income of Dugent for that period. The $4,000,000 note will accrue interest at prime plus 2% from the date of the note for one year, at which time accrued interest will be added to principal and the balance will be amortized over 48 months. Payment pursuant to the note is secured with a lien on the acquired assets.

      The Seller was in the business of publishing, printing and selling four periodical magazines. The Registrant, through its subsidiary, Firestone, intends to continue such use of the acquired assets.

      The total consideration paid for the purchased assets was determined with reference to the Seller s income statements for the past three years. There was no prior relationship between any of the Seller and its affiliates, on the one hand, and the Registrant and any of its affiliates, officers and directors, or any associate of any officer or director, on the other hand.

      The Registrant obtained the funds used to capitalize Firestone, for
purposes of making the first payment, through a short-term line of credit.   The
funds for the second payment were obtained by the Registrant by way of sale of convertible preferred stock pursuant to Regulation S, as well as an additional short-term line of credit.

Item 7.  Financial Statements and Exhibits.

      It is impracticable for the Registrant to provide the required financial statements at the time this report is being filed. The required financial statements will be filed as an amendment to this Form as soon as practicable, but not later than 60 days after the due date of this report.

      The following exhibits are filed as a part of this report:

(c) Exhibits.

2.1   Asset Purchase Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DeNovo Corporation


Date: Sept. 9, 1996                     By:/s/ Michael D. Herman
                                           Michael D. Herman, President

EXHIBIT INDEX

2.1  Asset Purchase Agreement Page 4

The following attachments to Exhibit 2.1 are not filed herewith but will be provided upon request of the Commission:

      Exhibit A-1 - List of Tangible Assets
      Exhibit A-2 - List of Contracts Being Assumed
      Exhibit B-1 - Bill of Sale
      Exhibit B-2 -  Assignment of Trademark Application
      Exhibit C - Assignment and Assumption Agreement
      Exhibit D - Promissory Note $4,000,000
      Exhibit E - Security Agreement and UCC-1's
      Exhibit F - Purchase Price Allocation
      Exhibit G - Tax Returns
      Exhibit H - 1,2,3 - Employment Agreements
      Disclosure Schedule
      Firestone Publishing, Inc. Secretary's Certificate re: Incumbency and
          Director's Consent
      Dugent Publishing Corp. Secretary's Certificate re: Incumbency and
          Director's Consent
      Opinion of counsel to Firestone Publishing, Inc.
      Opinion of counsel to Dugent Publishing Corp.